UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 6, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 6, 2014, Energy Future Intermediate Holding Company LLC (“EFIH”) and EFIH Finance Inc. (together with EFIH, the “Issuer”) commenced an offer to holders of EFIH First Lien Notes (as defined below) to participate in a voluntary settlement with respect to the Issuer’s obligations under the EFIH First Lien Notes held by such holders (such settlement, the “EFIH First Lien Settlement”). The EFIH First Lien Settlement is open to all qualified holders of the Issuer’s 6.875% Senior Secured Notes due 2017 and the Issuer’s 10.000% Senior Secured Notes due 2020 (such notes, the “EFIH First Lien Notes”).

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of EFIH dated May 7, 2014, announcing the commencement of offers to participate in the EFIH First Lien Settlement.

Neither this Current Report on Form 8-K nor the press release will constitute an offer to sell, or the solicitation of an offer to buy, any EFIH First Lien Notes. The offer to participate in the EFIH First Lien Settlement is being made only pursuant to the information memorandum and the related letter of transmittal. The offer to participate in the EFIH First Lien Settlement is not being made available to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Nothing in this Current Report on Form 8-K or the press release will constitute or be deemed to constitute a solicitation by any party of votes to approve or reject a Chapter 11 plan of reorganization. A solicitation with respect to votes to approve or reject a Chapter 11 plan of reorganization only may be commenced once a disclosure statement that complies with section 1125 of the United States Code, 11 U.S.C. §§101 et. seq., has been approved by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 7, 2014

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under Item 1A, “Risk Factors” and the discussion under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K filed by each of Energy Future Holdings Corp., EFIH and Energy Future Competitive Holdings Company LLC and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	our ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the bankruptcy proceedings, including with respect to the EFIH First Lien Settlement;

•	the effectiveness of the overall restructuring activities pursuant to the bankruptcy filing and any additional strategies we employ to address our liquidity and capital resources;

•	the terms and conditions of any reorganization plan that is ultimately approved by the Bankruptcy Court;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the bankruptcy proceedings;

•	the duration of the bankruptcy proceedings; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

May 7, 2014

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